UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                            FORM 8-K


                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                   Date of Report: May 3, 2004


                         _______________


                       EOG RESOURCES, INC.
     (Exact name of registrant as specified in its charter)



         Delaware              1-9743           47-0684736
      (State or other        (Commission     (I.R.S. Employer
       jurisdiction             File       Identification No.)
    of incorporation or        Number)
       organization)


         333 Clay
        Suite 4200                                77002
      Houston, Texas                            (Zip code)
   (Address of principal
    executive offices)


                          713/651-7000
      (Registrant's telephone number, including area code)




EOG RESOURCES, INC.

Item 7.   Financial Statements and Exhibits

      (c) Exhibits

        99.1  Press Release of EOG Resources, Inc. dated May 2, 2004

Item 12.  Results of Operations and Financial Condition

On May 2, 2004, EOG Resources, Inc. issued a press release announcing first quarter 2004 financial and operational results. A copy of this release is attached as Exhibit 99.1 to this filing and is incorporated herein by reference. This information is not deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.


                            SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 EOG RESOURCES, INC.
                                 (Registrant)



Date: May 3, 2004             By: /s/ TIMOTHY K. DRIGGERS
                                  Timothy K. Driggers
                                  Vice President and Chief
                                  Accounting Officer
                                  (Principal Accounting Officer)


                          EXHIBIT INDEX


Exhibit No.       Description

   99.1       Press Release of EOG Resources, Inc. dated May 2, 2004